1st Quarter 2019 Investor Presentation Exhibit 99.1

Forward Looking Statements Information in this presentation, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with National Commerce Corporation and its integration; any litigation that has been or might be filed in connection with the merger; the ability to successfully integrate our acquisitions; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. Forward-looking statements speak only as of the date they are made. You should not expect us to update any forward-looking statements.

Overview of Franchise (1) Pro-forma financial and branch data, excluding purchase accounting adjustments, as of March 31, 2019 including National Commerce Corporation (“NCOM”) acquired on April 1, 2019. 3 Overview of Franchise Auburn Sarasota Vero Beach Daytona Beach 85 20 95 16 65 59 75 10 75 4 Pensacola Gainesville Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor (1) $16.9B in assets $11.7B in loans $13.2B in deposits 163 branches CSFL (163) CSFL Non-Depository Offices (7)

Stock Price Performance Over 1, 3 & 5 Year Periods Source: S&P Global Market intelligence 1 Year: 4/1/18 – 3/31/19 3 Year: 4/1/16 – 3/31/19 5 Year: 4/1/14 – 3/31/19

Superior Growth Markets

Florida ranks as the #1 state in the nation for net domestic migration (2). Florida’s ~$967B economy is 75% larger than any other state in the southeastern United States and maintains an attractive tax policy (3). If the Sunshine State was a country, Florida’s economy would be the 18th largest in the world – larger than Saudi Arabia, Poland and Argentina (4). Why Invest in Florida? Sources:(1) The Wall Street Journal and IRS; adjusted gross income as reported on individual income tax returns. (2)US Census Bureau (3)Bureau of Economic Analysis (4)International Monetary Fund, World Economic Outlook Population Growth (2) Florida Texas Pennsylvania Illinois California New York State Tax Payer Flight (1)

Single Family Housing is a Tailwind Source: Florida Office of Economic and Demographic Research

8 Demographics versus Peers ’19 – ’24 Projected Population Growth ’19 – ’24 Projected Median HHI Growth Source: S&P Global Market Intelligence Deposit data as of 6/30/18; pro forma for all announced transactions Demographic data deposit weighted by county Pro forma peers consist of major exchange traded banks with total assets between $10 bn and $50 bn in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV; excludes merger targets

Demographics Comparison ’19 – ’24 Projected Population Growth ’19 – ’24 Projected Median HHI Growth Source: S&P Global Market Intelligence Deposit data as of 6/30/18; pro forma for acquisition of NCOM Demographic data deposit weighted by county Southeast defined as AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV CSFL CSFL United States United States Southeast Southeast 9

Best Growth Markets in the Southeast Auburn Sarasota Daytona Beach Source: S&P Global Market Intelligence Deposit data as of 6/30/18; pro forma for announced transactions Note: Dollar amounts denote pro forma deposits in stated markets 20 95 16 65 59 75 10 75 85 Atlanta MSA $1.5B Jacksonville MSA $0.9B Miami MSA $1.2B Birmingham MSA $0.5B I-4 Corridor MSAs $4.5B Orlando, Daytona Beach, Tampa and Lakeland 4 10

Source: S&P Global Market intelligence and Bureau of Economic Analysis Superior Markets of Operation 2019 Population by State (mm) 2017 GDP ($bn) - Southeast States ’19 – ’24 Proj. HHI Growth – Southeast States ’19 – ’24 Proj. Population Growth – CSFL MSAs

Strong Presence in the largest MSAs in the Southeast Source: S&P Global Market intelligence CSFL locations include NCOM, which closed on 4/1/19 Jacksonville Orlando Miami Pensacola Atlanta Auburn Tampa High Growth Markets West Point Macon Birmingham CSFL (163) CSFL Non-Depository Offices (7) Savannah Augusta Athens LaGrange

Capital Management

Acquisition of National Commerce Corporation Assets: $16.9 billion Deposits: $13.2 billion Loans: $11.7 billion Market Cap: $3.2 billion Pro Forma Highlights (1) CSFL (126) NCOM (37) Complements existing footprint with natural expansion into attractive metro markets Approximately 50% of NCOM branches are within 3 miles of an existing CSFL branch 19 year relationship between both boards and management teams Combination of two highly profitable institutions with strong focus on asset quality and a proven credit culture Adds strength and depth to management team Pro Forma Deposits by State (2) Auburn Sarasota Vero Beach Daytona Beach 85 20 95 16 65 59 75 10 75 4 Pensacola Gainesville Source: S&P Global Market Intelligence Data as of 3/31/19, pricing data as of 4/16/19 Excludes purchase accounting adjustments Data as of 6/30/18, pro forma for recently closed transactions

Summary of Transaction Terms Acquiror: CenterState Bank Corporation (Nasdaq: CSFL) Target: National Commerce Corporation (Nasdaq: NCOM) Consideration Mix: 100% Stock Per Share Consideration: 1.65 shares of CSFL stock Indicative Price Per Share: (1) $40.01 Transaction Value: (1) $850.4 million Valuation Multiples: (1) Price / Tangible Book Value per Share: 1.99x Price / 2019 Earnings with 100% Cost Saves: 9.8x Core Deposit Premium: 14.3% (2) Market Premium: 5.1% (3) Board Seats: Three at the holding company, one additional at the bank Senior Management: Richard Murray became the CEO of CenterState Bank, N.A. Will Matthews became the CFO of CSFL and CenterState Bank, N.A. Closing Date: April 1, 2019 Assumes NCOM’s options are rolled over into CSFL options at close Based on CSFL’s stock price of $24.25 as of 11/23/18 Deal value less target’s tangible common equity as a percentage of target’s core deposits (less than $250,000) Based on NCOM’s stock price of $38.08 as of 11/23/18

Financial Impact Cost Savings: 25% cost savings fully phased-in (33% in 2019, 100% thereafter) Merger Related Expenses: $47.8 million after-tax (52% for Buyer, 48% for Seller) Purchase Accounting Marks: Total mark to loans:($59.8) million (1.9% of loans) Reversal of existing ALLL:$16.8 million Reversal of remaining loan discount: $34.3 million Gross mark to OREO:($0.3) million Other marks:($1.9) million Revenue Synergies: None assumed, though identified Durbin: Assumes reduction in NCOM’s future interchange income Core Deposit Intangible: 2.0% of Core Deposits (2) Financing Contingencies: None Purchase accounting entries for the NCOM acquisition has not yet finalized. (2) Defined as total deposits excluding all certificates of deposits. Pro Forma Capital at Close (1) Attractive Returns Assumptions (1) Mid-single digit EPS accretion once cost savings are fully realized Minimal initial tangible book value dilution earned back in approximately two years Pro forma C&D and CRE concentrations remain within regulatory guidelines TCE / TA: 9.5% Leverage Ratio: 9.7% CET1 Capital Ratio: 11.7% Tier 1 Capital Ratio: 11.8% Total Capital Ratio: 12.7% 16

Execution of Consolidation Opportunities 200% growth in deposits per branch 37 227 101 163 2009 …..………………...…………………….……… Q1 2019 (1) 1Q 2019 data includes NCOM deposit balances and branch locations as of 3/31/19. (2) Average branch size is prior to any potential branch closures associated with the NCOM acquisition. 17 37 Branches Average Size $27M 219 Branches Acquired (1) Plus 8 De-novo Branches 101 Branches Consolidated or Sold 163 Branches Average Size (2) $81M

Operating Performance

TBVPS and Adjusted EPS: Historical and Consensus Forecast *Adjusted Diluted EPS is a Non-GAAP financial measure that excludes gain on extinguishment of debt, gain on sale of AFS securities, gain on sale of trust department, gain on sale of deposits, loss on termination of FDIC loss share agreements, deferred tax asset write down and merger-related expenses, net of tax. See reconciliation of GAAP to Non-GAAP measures on slide 30. † Source: S&P Global Market intelligence and/or analyst reports; reflects consensus estimate. Including these consensus estimates in this information should not be interpreted as CenterState’s endorsement of such estimates, as the company makes no assertion as to their validity or accuracy. TBVPS plus Dividends EPS 2015 – 2018 CAGR: 27.5% 2015 – 2018 CAGR: 11.6% 19

Efficiency Ratio (2) Performance Metrics 20 (1) Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities, gain on sale of trust department, gain on sale of deposits, gain on extinguishment of debt, deferred tax write down and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. (2) Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses and amortization of intangibles. See reconciliation of GAAP to Non-GAAP measures on slide 30. Return on Average Tangible Common Equity (1) Return on Average Assets (1)

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits 21 Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: S&P Global Market Intelligence; as of MRQ available as of 4/19/19. Peers include the following: ABCB, BXS, FBNC, FCB, HOMB, HWC, IBKC, OZK, PNFP, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, TOWN, TRMK, UBSH, UBSI and UCBI. MMA & Savings Time Deposits Checking Accounts (DDA & NOW) $ Balance Retail 33% Small Business 45% Corporate 22% Checking DDA & NOW 2014 – 2018 CAGR: 25.8%

22 Deposits Loans / Deposits Cost of Total Deposits (bps) 3Q15 – 1Q19 CenterState total deposit beta (including DDA) equal to 18% compared to the Peer average of 28% CenterState Peer Average Source: S&P Global Market Intelligence; as of MRQ available on 4/19/19. Peers include the following: ABCB, BXS, FBNC, FCB, HOMB, HWC, IBKC, OZK, PNFP, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UBSI and UCBI. Peer Average CenterState

Client Banks (645) EPS includes corporate overhead allocations. * Q1 2019 EPS is annualized. Correspondent Banking 23 Income Analysis ($MM) Client Banks

Investment Thesis 24 Source: S&P Global Market Intelligence (1)Data as of MRQ; deposit market share data as of 6/30/18. Note: Community bank defined as institutions with total assets less than $20.0 billion CenterState is among the largest community banks headquartered in the Southeast by assets, market capitalization, deposit market share and branch footprint(1). CenterState is positioned in the premier growth markets in the Southeast. A premium core deposit franchise with a strong checking account base will outperform peers through a cycle. Continued compounded growth in tangible book value per share plus dividends and earnings per share creates long-term shareholder value.

Supplemental

Total Loan Portfolio as of March 31, 2019 26 Total Loans by Type (1) Total Loans Detail (1) (1) Excluding held for sale loans Loan Relationships n Top 10 represent ~3% of total loans n Top 20 represent ~6% of total loans Bank Level CRE Concentrations C&D loan concentration of 54% CRE loan concentration of 270% 40% 36% 24%                   Loan Type No. of Loans Balance Avg Loan Balance     Constr., Dev. & Land 2,365 $ 658 MM $278,200   Investor CRE 3,045 $ 2,635 MM $865,400 Owner-Occupied CRE 4,200 $ 1,847 MM $439,800   Commercial & Industrial 6,754 $ 1,181 MM $174,900   1-4 Family 14,405 $ 1,819 MM $126,300   Cons / Other 10,201 $ 209 MM $20,500   Total   40,970   $8,349 MM   $203,800

Loan Portfolio Originated Loans Yields (TEY) (Non-GAAP) (1) Originated Loans Average Balances ($ in billions) 27 Source: S&P Global Market intelligence, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, BXS, FBNC, FCB, HOMB, HWC, IBKC, OZK, PNFP, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, TOWN, TRMK, UBSH, UBSI and UCBI. Florida peers include all banks headquartered in Florida with total assets between $1 billion and $20 billion. (1) TEY yield on originated loans is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on slide 27. NPAs / Loans & OREO (%) Net Charge-offs (Recoveries) / Avg. Non PCI loans

Deposit Relationships n Top 10 represent ~3% of total deposits n Top 20 represent ~4% of total deposits Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of March 31, 2019                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 167,619 $ 3,152 MM $18,800   Now Accounts 77,768 $ 1,813 MM $23,300   Savings Deposits 49,566 $ 704 MM $14,200   Money Market 15,924 $ 2,157 MM $135,400 Certificates of Deposits 31,076 $ 1,921 MM $61,800         Total   341,953   $ 9,747 MM   $28,500 28

Analyst Coverage 29 Including these consensus estimates in this information should not be interpreted as CenterState’s endorsement of such estimates, as the company makes no assertion as to their validity or accuracy. Firm Analyst Report Date Rating Price Target 2019 Operating EPS Estimate 2020 Operating EPS Estimate Sandler O’Neill Stephen Scouten, CFA Apr. 24, 2019 Buy $27.50 $2.09 $2.20 + Partners 404-442-2882 Stephens, Inc. Tyler Stafford, CFA Apr. 25, 2019 Overweight $28.00 $2.06 $2.33 501-377-8362 Keefe, Bruyette & Brady Gailey, CFA Apr. 25, 2019 Outperform $29.00 $2.10 $2.25 Woods Inc. 404-231-6546 Raymond James Michael Rose Apr. 24, 2019 Outperform 2 $27.00 $2.10 $2.28 Financial, Inc. 312-655-2940 SunTrust Robinson Michael Young Apr. 29, 2019 Buy $30.00 $2.07 $2.32 Humphrey 404-926-5148 Fig Partners, LLC John Rodis Apr. 25, 2019 Market Perform $27.00 $2.10 $2.35 314-570-2671 Hovde Group, LLC Joseph Fenech Apr. 25, 2019 Outperform $27.00 $2.12 $2.35 312-386-5909 Brean Capital, LLC Blair Brantley, CFA Apr. 25, 2019 Buy $29.00 $2.08 $2.26 804-234-1299 Average Consensus $2.09 $2.29

Reconciliation of GAAP to Non-GAAP Measures 30

Investor Contacts 31 John Corbett President & CEO jcorbett@centerstatebank.com Steve Young Chief Operating Officer syoung@centerstatebank.com Phone Number 863-293-4710 Richard Murray CEO of CenterState Bank, N.A. rmurray@centerstatebank.com Will Matthews Chief Financial Officer wmatthews@centerstatebank.com